                                                                   EXHIBIT 10.74


                                  EPIMMUNE INC.

                                  COMMON STOCK
                               PURCHASE AGREEMENT


                               FEBRUARY ___, 2000

                               TABLE OF CONTENTS


                                                                                                  PAGE
1.      AUTHORIZATION OF SALE OF THE SECURITIES.............................................        1

2.      AGREEMENT TO SELL AND PURCHASE THE SHARES...........................................        1

        2.1    Sale of Shares...............................................................        1

        2.2    Separate Agreements..........................................................        1

        2.3    Acceptance of Proposed Purchase of Shares....................................        1

3.      CLOSING AND DELIVERY................................................................        1

        3.1    Closing......................................................................        1

        3.2    Delivery of the Shares at the Closing........................................        2

4.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY............................        2

        4.1    Organization and Standing....................................................        2

        4.2    Corporate Power; Authorization...............................................        2

        4.3    Issuance and Delivery of the Shares..........................................        3

        4.4    SEC Documents; Financial Statements..........................................        3

        4.5    Intellectual Property........................................................        3

        4.6    Capitalization...............................................................        3

        4.7    Litigation...................................................................        4

        4.8    Governmental Consents........................................................        4

        4.9    No Material Adverse Change...................................................        4

5.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER..........................        4

6.      SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS..............................        6

7.      CONDITIONS TO COMPANY'S OBLIGATIONS AT THE CLOSING..................................        6

        7.1    Receipt of Payment...........................................................        6

        7.2    Representations and Warranties Correct.......................................        6

8.      CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSING................................        6

        8.1    Representations and Warranties Correct.......................................        6

        8.2    Legal Opinion................................................................        6

9.      REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT......................        6

        9.1    Registration Procedures and Expenses.........................................        6

        9.2    Transfer of Securities After Registration....................................        8

        9.3    Legends......................................................................        8


                                       i.

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                  PAGE
        9.4    Indemnification..............................................................        9

        9.5    Termination of Conditions and Obligations....................................       10

        9.6    Information Available........................................................       10

        9.7    Changes in Purchaser Information.............................................       11

10.     BROKER'S FEE........................................................................       11

11.     NOTICES.............................................................................       11

12.     MISCELLANEOUS.......................................................................       11

        12.1   Waivers and Amendments.......................................................       11

        12.2   Headings.....................................................................       12

        12.3   Severability.................................................................       12

        12.4   Governing Law................................................................       12

        12.5   Counterparts.................................................................       12

        12.6   Successors and Assigns.......................................................       12

        12.7   Entire Agreement.............................................................       12

        12.8   Payment of Fees and Expenses.................................................       12


                                      ii.

                                  COMMON STOCK
                               PURCHASE AGREEMENT


        THIS AGREEMENT ("Agreement") is made as of February ___, 2000 (the "Effective Date"), by and between Epimmune Inc., a Delaware corporation with its principal place of business at 5820 Nancy Ridge Drive, Suite 100, San Diego, California 92121 (the "Company"), and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

                                    AGREEMENT

        In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Purchaser hereby agree as follows:

        1. AUTHORIZATION OF SALE OF THE SECURITIES. Subject to the terms and conditions of this Agreement, the Company has, or before the Closing (as defined below) will have, authorized the sale and issuance of up to ____________ shares of its Common Stock (the "Common Stock") pursuant to the Agreements (as defined below). The shares of Common Stock sold to the Purchaser hereunder shall be referred to herein as the "Shares."

        2.      AGREEMENT TO SELL AND PURCHASE THE SHARES.

               2.1 SALE OF SHARES. At the Closing (as defined in Section 3), the Company will sell to the Purchaser, and the Purchaser will purchase from the Company, at a purchase price of $3.60 per Share, the number of Shares set forth below:


                     NUMBER OF SHARES                 AGGREGATE
                      TO BE PURCHASED               PURCHASE PRICE
                      ---------------               --------------



               2.2 SEPARATE AGREEMENTS. The Company proposes to enter the same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements."

               2.3 ACCEPTANCE OF PROPOSED PURCHASE OF SHARES. The Company shall have no obligation hereunder with respect to the Purchaser until the Company shall execute and deliver to the Purchaser an executed copy of this Agreement. If this Agreement is not executed and delivered by the Company, this Agreement shall be of no further force and effect.

        3.      CLOSING AND DELIVERY.

               3.1 CLOSING. The Closing of the purchase and sale of the Shares pursuant to this Agreement (the "Closing") shall be held as soon as practicable after the satisfaction or


                                       1.

waiver of all conditions to Closing set forth in Sections 7 and 8 hereof, at the offices of Cooley Godward LLP, 4365 Executive Drive, Suite 1100, California 92121, or on such other date and place as may be agreed to by the Company and the Purchaser. At or prior to the Closing, the Purchaser shall execute any related agreements or other documents required to be executed hereunder, dated as of the date of the Closing (the "Closing Date").

               3.2 DELIVERY OF THE SHARES AT THE CLOSING. At the Closing, the Company shall deliver to the Purchaser stock certificates registered in the name of the Purchaser, and/or in such nominee name(s) as designated by the Purchaser, representing the number of Shares to be purchased by the Purchaser at the Closing as set forth in Section 2.1 against payment of the purchase price for such Shares. The name(s) in which the stock certificates are to be issued to the Purchaser are set forth in the Questionnaire in the form attached hereto as Appendix I, as completed by the Purchaser.

        4.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

        Except as set forth on the Schedule of Exceptions attached hereto as Exhibit A, the Company hereby represents and warrants as of the date hereof to, and covenants with, the Purchaser as follows:

               4.1 ORGANIZATION AND STANDING. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has full corporate power and authority to own or lease its properties and conduct its business as presently conducted (as defined below), and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results or operations of the Company).

               4.2 CORPORATE POWER; AUTHORIZATION. The Company has all requisite corporate power, and has taken all requisite corporate action, to execute and deliver this Agreement, sell and issue the Shares and carry out and perform all of its obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) as limited by equitable principles generally, including any specific performance, and (iii) as to those provisions of Section 9.4 relating to indemnity or contribution. The execution and delivery of this Agreement does not, and the performance of this Agreement and the compliance with the provisions hereof and the issuance, sale and delivery of the Shares by the Company will not, conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of, the Certificate of Incorporation or Bylaws of the Company or any statute, law, rule or regulation applicable to the Company or any state or federal order, judgment or decree applicable to the Company or any indenture, mortgage, lease or other agreement or instrument to which the Company or any of its properties is subject, where such conflict, breach or violation would have a material adverse effect on the Company.


                                       2.

               4.3 ISSUANCE AND DELIVERY OF THE SHARES. The Shares, when issued and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable and will not be issued in violation of any preemptive right.

               4.4 SEC DOCUMENTS; FINANCIAL STATEMENTS. Each complete or partial statement or report included as an appendix to the SEC Documents is a true and complete copy of or excerpt from such document as filed by the Company with the United States Securities and Exchange Commission (the "SEC"). The Company has filed in a timely manner all documents that the Company was required to file with the SEC under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement. As of their respective filing dates (or, if amended, when amended), all documents filed by the Company with the SEC (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required (under the federal securities laws in connection with the sale of the Shares) to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of the Company at the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

               4.5 INTELLECTUAL PROPERTY. The Company owns or possesses adequate rights to use all material patents, patent rights, inventions, trade secrets and know-how that are necessary for the conduct of its business as presently conducted and as described in the SEC Documents. Except as set forth in the SEC Documents, the Company has not received any notice of, nor has any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent right, invention, trade secret or know-how that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the business, properties, financial condition or results or operations of the Company.

               4.6 CAPITALIZATION. The capitalization of the Company is described in the Company's SEC Documents. The Company has not issued any capital stock since September 30, 1999 other than pursuant to employee benefit plans disclosed in the Company's SEC Documents. The Shares to be sold pursuant to this Agreement have been duly authorized, and when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Company's SEC Documents or as otherwise described in this Agreement, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued


                                       3.

shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party and relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options.

               4.7 LITIGATION. There is no pending or, to the Company's knowledge, threatened, action, suit or other proceeding to which the Company is a party or to which its property or assets are subject that is not disclosed in the SEC Documents that is required to be so disclosed.

               4.8 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (a) compliance with the securities and blue sky laws in the states and other jurisdictions in which shares of Common Stock are offered and/or sold, which compliance will be effected in accordance with such laws, and (b) the filing of a registration statement and all amendments thereto with the SEC as contemplated by Section 9.1 of this Agreement.

               4.9 NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed herein, since September 30, 1999, there have not been any changes in the assets, liabilities, financial condition or operations of the Company from that reflected in the Company's Form 10-Q for the period ended September 30, 1999 except changes in the ordinary course of business or which have not been, either individually or in the aggregate, materially adverse.

               4.10 SECURITIES VIOLATIONS. The Company represents and warrants that none of its directors or officers is or has within the last five years, been the subject of, or a defendant in: (i) an enforcement action or prosecution (or settlement in lieu thereof) brought by a governmental authority relating to a violation of securities, tax, fiduciary or criminal laws, or (ii) a civil action (or settlement in lieu thereof) brought by shareholders or investors in a common investment vehicle for violation of duties owed to the shareholders or investors.

               4.11 NASDAQ. The Company's Common Stock is listed on the Nasdaq National Market and the Company shall use its commercially reasonable efforts to maintain such listing.

               4.12 NO CONFLICTS OF INTEREST REPRESENTATION. The Company represents, warrants and covenants that, to the best of its knowledge, no officer or employee of the Purchaser has or will receive, directly or indirectly, a personal interest in the Company or its property or anything of substantial economic value for his or her private benefit from the Company, or anyone acting on its behalf, in connection with the investment made by the Purchaser pursuant to this Agreement.

               4.13 FUTURE ISSUANCES OF COMMON STOCK. The Company covenants that during the ninety (90) days following the Closing it will not issue additional shares of Common Stock at a price per share of less than $3.60, other than stock issued upon exercise of (i) outstanding warrants to purchase the Company's Common Stock, (ii) warrants to purchase the Company's Common Stock to be issued to certain former executive officers of the Company in


                                       4.

connection with severance agreements with such individuals, (iii) options to purchase the Company's Common Stock issued to employees, directors and consultants of the Company.

        5.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.

               5.1 The Purchaser represents and warrants to and covenants with the Company that:

                      (a) The Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Shares contemplated hereby, either alone or together with the advice of the Purchaser's representative, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered, either alone or with the Purchaser's representative, all information the Purchaser deems relevant (including the SEC Documents) in making an informed decision to purchase the Shares.

                      (b) The Purchaser is acquiring the Shares being acquired by the Purchaser pursuant to this Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares, except in compliance with Section 5.1(c).

                      (c) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act of 1933, as amended (the "Securities Act"), applicable blue sky laws, and the rules and regulations promulgated thereunder.

                      (d) The Purchaser has completed or caused to be completed the subscription documents enclosed with this Agreement, including the Registration Questionnaire, for use in preparation of the Registration Statement to be filed by the Company, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the applicable Registration Statement (provided that the Purchaser shall be entitled to update such information by providing notice thereof to the Company prior to the effective date of such Registration Statement).

                      (e) The Purchaser has, in connection with its decision to purchase the Securities, relied with respect to the Company and its affairs solely upon the SEC Documents and the other information delivered to the Purchaser by the Company as described in Sections 4.4 and 5.1(a) above and the representations and warranties of the Company contained herein.

                      (f) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act or a Qualified Institutional Buyer within the meaning of Rule 144A promulgated under the Securities Act.


                                       5.

                      (g) The Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall constitute a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) as limited by equitable principles generally, including any specific performance, and (iii) as to those provisions of Section 9.4 relating to indemnity or contribution.

               5.2 The Purchaser represents and warrants to and covenants with the Company that it has not engaged and will not engage in any short sales of the Company's Common Stock prior to the effectiveness of the Registration Statement and for so long as such Purchaser holds such Shares.

               5.3 The Purchaser understands that nothing in the SEC Documents, this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice and that no independent legal counsel has reviewed these documents and materials on the Purchaser's behalf. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

        6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the securities delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

        7. CONDITIONS TO COMPANY'S OBLIGATIONS AT THE CLOSING. The Company's obligation to complete the sale and issuance of the Shares and deliver the Shares to the Purchaser shall be subject to the following conditions to the extent not waived by the Company:

               7.1 RECEIPT OF PAYMENT. The Company shall have received payment, by check or wire transfer of immediately available funds, in the full amount of the purchase price for the number of Shares being purchased by the Purchaser at the Closing as set forth in Section 2.1.

               7.2 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Purchaser in Section 5 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

        8. CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSING. The Purchaser's obligation to accept delivery of the Shares and to pay for the Shares shall be subject to the following conditions to the extent not waived by such Purchaser:

               8.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 4 hereof shall be true and correct when made. At


                                       6.

the Closing, the President of the Company shall deliver a certificate certifying that the representations and warranties made by the Company in Section 4 are true and correct as of the date of the Closing.

               8.2 LEGAL OPINION. Purchasers shall have received from Cooley Godward LLP, counsel to the Company, an opinion letter addressed to the Purchasers, dated as of the Closing Date, in the form attached hereto as Exhibit B.

        9.      REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT

               9.1 REGISTRATION PROCEDURES AND EXPENSES. The Company is obligated to do the following:

                      (a) As soon as practicable following the Closing and in any event no later than fifteen (15) business days following the Closing, the Company shall prepare and file with the SEC one or more registration statements in order to register with the SEC the resale by the Purchasers, from time to time, of the Shares through Nasdaq or the facilities of any national securities exchange on which the Company's Common Stock is then traded, or in privately negotiated transactions (a "Registration Statement"). The Company shall use its best efforts to cause such Registration Statement to be declared effective as soon thereafter as reasonably possible. The Company shall promptly notify the Purchaser of the effectiveness of such Registration Statement.


                      (b) The Company shall prepare and file with the SEC (i) such amendments and supplements to the Registration Statement and the prospectus used in connection therewith, (ii) such SEC Documents and (iii) such other filings required by the SEC, in each case as may be necessary to keep the Registration Statement continuously effective and not misleading until the earliest of (A) the second anniversary date of the Closing, (B) such date as all of the Shares held by all of the Purchasers have been resold or (C) such time as all of the Shares held by the Purchasers can be sold within a given three-month period pursuant to Rule 144 under the Securities Act. Notwithstanding the foregoing, if, at any time following the effectiveness of the Registration Statement, the Company shall have determined that the Company may be required to disclose any material corporate development, the Company may suspend the effectiveness of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act, which suspension shall endure for such period as deemed necessary by the Company upon advice of counsel (a "Suspension Period"), by giving notice to the Purchasers. The Company will use commercially reasonable efforts to limit the length of any Suspension Periods to less than 60 days in any twelve month period. The Purchaser agrees that, upon receipt of any notice from the Company of a Suspension Period, the Purchaser will not sell any Shares pursuant to the Registration Statement until (i) the Purchaser is advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) the Purchaser has received copies of any additional or supplemental or amended prospectus, if applicable, and (iii) the Purchaser has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus.


                                       7.

                      (c) In order to facilitate the public sale or other disposition of all or any of the shares by the Purchaser, the Company shall furnish to the Purchaser with respect to the Shares registered under the Registration Statement such number of copies of prospectuses, prospectus supplements and preliminary prospectuses as the Purchaser reasonably requests in conformity with the requirements of the Securities Act.

                      (d) The Company shall file any documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

                      (e) Other than fees and expenses, if any, of counsel or other advisers to the Purchasers, which fees and expenses shall be borne by the Purchasers except as referred to in Section 12.8 below, the Company shall bear all expenses (exclusive of any brokerage fees, underwriting discounts and commissions) in connection with the procedures in paragraphs (a) through (d) of this Section 9.1 and if requested by holders of at least a majority of the Shares, the fees and expenses, if any, of one counsel to the Selling Stockholders (as defined in Section 9.4) in an amount not exceeding $10,000.

                      (f) With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit a Purchaser to sell Shares to the public without registration or pursuant to registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) the second anniversary of the Closing Date or (B) such date as all of the Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to any Purchaser upon request, as long as the Purchaser owns any Shares,
(A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail any Purchaser of any rule or regulation of the SEC that permits the selling of any such Shares without registration under the Securities Act.

               9.2 TRANSFER OF SECURITIES AFTER REGISTRATION. The Purchaser agrees that it will not effect any disposition of the Shares that would constitute a sale within the meaning of the Securities Act, except:

                      (a) pursuant to the Registration Statement, in which case the Purchaser shall submit the certificates evidencing the Shares to the Company's transfer agent, accompanied by a separate "Purchaser's Certificate"
(i) in the form of Appendix II attached hereto, (ii) executed by such Purchaser or by an officer of, or other authorized person designated by, such Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied; or

                      (b) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances


                                       8.

surrounding the proposed disposition, and if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               9.3 LEGENDS. Each certificate representing Shares shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

                THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL OR BASED ON OTHER WRITTEN EVIDENCE IN THE FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

               9.4 INDEMNIFICATION. As used in this Section 9.4 the following terms shall have the following respective meanings:

                      (a) "SELLING STOCKHOLDER" shall mean the Purchaser and any transferee of the Purchaser who is entitled to resell Shares pursuant to the Registration Statement;

                      (b) "REGISTRATION STATEMENT" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 9.1; and

                      (c) "UNTRUE STATEMENT" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with the covenants and agreements contained in Section 9.1 or 9.2 hereof, or any Untrue Statement on or after the effective date of the Registration Statement, or on or after the date of any prospectus or prospectus supplement or the date of any sale by Purchaser thereunder, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not


                                       9.

be liable to such Selling Stockholder in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an Untrue Statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, or the failure of such Selling Stockholder to comply with the covenants and agreements contained in Section 9.1 or 9.2 hereof respecting sale of the Shares or any statement or omission in any Prospectus that is corrected in any subsequent prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder.

        The Purchaser agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with the covenants and agreements contained in Section 9.1 or 9.2 hereof respecting sale of the Shares, or any Untrue Statement contained in the Registration Statement on or after the effective date thereof, or in any prospectus supplement as of its issue date or date of any sale by the Purchaser thereunder, if such Untrue Statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement, and the Purchaser will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that in no event shall any indemnity by the Purchaser under this
Section 9.4 exceed the gross proceeds received by the Purchaser from the sale of Shares covered by such Registration Statement.

        Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 9.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.


                                      10.

               9.5 TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Section 4, Section 5 or this Section 9 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

               9.6 INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser:

                      (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted auditing standards certified by a national firm of certified public accountants); (ii) its Annual Report on Form 10-K;
(iii) its quarterly reports on Form 10-Q (the foregoing, in each case, excluding exhibits); (iv) its Proxy Statement; and (v) its current reports on Form 8-K, if any;

                      (b) upon the request of any Purchaser, all exhibits excluded by the parenthetical in subparagraph (a)(iii) of this Section 9.6, in the form generally available to the public; and

                      (c) upon the reasonable request of any Purchaser, an adequate number of copies of the prospectuses and supplements to supply to any other party requiring such prospectuses.

               9.7 CHANGES IN PURCHASER INFORMATION. The Purchaser agrees to promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution set forth in such Registration Statement.

        10. BROKER'S FEE. The Company and the Purchaser hereby represent that, there are no brokers or finders entitled to compensation in connection with the sale of the Shares, and shall indemnify each other for any such fees for which they are responsible.

        11. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile transmission, or when so received in the case of mail or courier, and addressed as follows:

               (a) if to the Company, to:

                   Epimmune Inc.
                   5820 Nancy Ridge Drive, Suite 100
                   San Diego, CA 92121
                   Attention:  President and Chief Executive Officer


                                      11.

               with a copy so mailed to:

                   Cooley Godward LLP
                   4365 Executive Drive, Suite 1100
                   San Diego, CA 92121
                   Attention: Frederick T. Muto, Esq.

or to such other person at such other place as the Company shall designate to the Purchasers in writing; and

               (b) if to the Purchaser, at the address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

        12.     MISCELLANEOUS.

               12.1 WAIVERS AND AMENDMENTS. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and the Purchaser.

               12.2 HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

               12.3 SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

               12.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts entered into and performed entirely in California by California residents, without regard to conflicts of law principles.

               12.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

               12.6 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

               12.7 ENTIRE AGREEMENT. This Agreement and other documents delivered pursuant hereto, including the exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

               12.8 PAYMENT OF FEES AND EXPENSES. Each of the Company and the Purchaser shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement


                                      12.

and the transactions contemplated hereby (the "Offering"). If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.


                                      13.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                     EPIMMUNE INC.



                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------

                                     Title:
                                           ---------------------------------



                                     PURCHASER



                                     Purchaser Name:
                                                    ------------------------

                                     By:
                                        ------------------------------------

                                     Name:
                                          ----------------------------------

                                     Title:
                                           ---------------------------------



                                     Address:
                                             -------------------------------

                                             -------------------------------

                                             -------------------------------



                                     Facsimile:
                                               -----------------------------


                        COMMON STOCK PURCHASE AGREEMENT

                                                                      APPENDIX I

                              EPIMMUNE CORPORATION
                                  QUESTIONNAIRE

        In connection with the issuance of stock certificates and preparation of the Registration Statement, please provide us with the following information:

        1. Please state you or your organization's name exactly as it should appear on the stock certificate representing your Shares in the Registration Statement:



        2. Please provide the following information, as of February ___, 2000:


                 Number of Shares that you are              Number of shares of Common
         purchasing and seek to include in the      Stock that you already beneficially
         Registration Statement:                    own or that you are purchasing and do
                                                    NOT seek to include in the
                 __________________                 Registration Statement:

                                                            ______________________


        3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Proxy Statement in connection with the Company's 1999 Annual Meeting of Stockholders?

                                 Yes [ ] No [ ]

        If yes, please indicate the nature of any such relationships:___________
________________________________________________________________________________



                                            Signature:
                                                      ------------------------

                                            Print Name:
                                                       -----------------------

                                            Title:
                                                  ----------------------------

                                                                     APPENDIX II

                 PURCHASER'S CERTIFICATE OF RESALE OF THE SHARES

        The undersigned, an officer of, or other person duly authorized by hereby certifies that
----------------------------------------------------
[fill in official name of individual or institution]
he/she [said institution] is the Purchaser of the Shares evidenced by the attached stock certificate(s) and as such, sold such Shares on in accordance with registration statement number
-------------------------------
          [date]
                                                                      and the
--------------------------------------------------------------------
[fill in the number of or otherwise identify registration statement] requirement of delivering a current prospectus and current annual, quarterly and reports (Forms 10-K, 10-Q, and 8-K) by the Company has been complied with in connection with such sale.

Print or Type:

Name of Purchaser (Individual or Institution):
                                              ---------------------------------

Name of Individual representing Purchaser
(if an Institution):
                                                  -----------------------------
Title of Individual representing Purchaser
(if an Institution):
                                                  -----------------------------


Signature by:

Individual Purchaser or Individual
representing Purchaser:
                        -------------------------------------------------------